UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SUPERGEN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by SuperGen, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: SuperGen, Inc.

Commission File No.: 0-27628

The following contains the presentation slides that SuperGen, Inc. (“SuperGen” or the “Company”) and Astex Therapeutics Ltd. (“Astex”) will present on May 23, 2011, relating to the proposed acquisition of Astex by SuperGen pursuant to the terms of an Implementation Agreement, dated as of April 6, 2011.

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May 2011

Note on Forward Looking Statement This presentation, and other statements that SuperGen may make, including statements about the benefits of the transaction with Astex Therapeutics Limited (“Astex”), may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to SuperGen’s future financial or business performance, strategies or expectations. Forward- looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. SuperGen cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and SuperGen assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. In addition to factors previously disclosed in SuperGen’s SEC reports and those identified elsewhere this presentation, the following factors, among others, could cause actual result to differ materially from forward-looking statements or historical performance: (1) the success of drug development efforts; (2) our cash and prospective financial positions; (3) the achievement of regulatory approvals in the US and abroad; (4) the success of partnerships to develop and sell drugs in the US and abroad; (5) our ability to develop and commercialize new drugs; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) the adequacy of intellectual property protection; (9) the impact of legislative and regulatory actions and regulatory, supervisory or enforcement actions of government agencies; (10) the ability to attract and retain highly talented professionals; and (11) the ability of SuperGen to consummate the transaction with Astex and realize the benefits of such transaction. SuperGen’s Annual Reports on Form 10-K, definitive proxy statement filed on May 2, 2011 and subsequent reports filed with the SEC, accessible on the SEC’s website at www.sec.gov and on SuperGen’s website at www.supergen.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not part of this presentation. SuperGen, Inc. 2

Additional Information and Where to Find It On May 2, 2011, SuperGen, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) and on or about May 5, 2011 furnished to its stockholders of record as of April 29, 2011 a proxy statement in connection with the proposed transaction, pursuant to which the Company would acquire Astex Therapeutics Limited (the “Transaction”). The proxy statement contains important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY. Investors and stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by telephone, by going to the Company’s corporate web site at www.SuperGen.com (click on “SEC Filings”) or by going to a new website http://www.astex-supergen.com. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the transaction described herein is included in the proxy statement described above. SuperGen, Inc. 3

Pioneering the Discovery and Development of Novel Cancer Therapies® 4

Investment Highlights

SuperGen®

- **Strong Financial Position**
  - $129.5 M* as of 3/31/11
  - $52.5 M Dacogen® Royalties in 2010
- **Established Partnerships**
  - Eisai: Dacogen North America
  - Johnson & Johnson: Dacogen ROW
  - GlaxoSmithKline: Discovery & Development



SuperGen
SUPG
NASDAQ
LISTED

- **Novel, Targeted & Proprietary Pipeline**
  - DNA repair suppressor in Phase 1b trials
  - Second generation hypomethylator in Phase 1 trial
- **Innovative Discovery Process**
  - Proprietary discovery platform
  - Sustainable, novel and diverse pipeline for development and partnering
- **Proven Track Record**
  - Commercial: Marketed products, Dacogen and Nipent®
  - R&D: Dacogen NDA; 2 clinical stage products
  - Financial: Profitable 2007, 2009, 2010 and debt-free

* *unrestricted cash, cash equivalents and marketable securities (current & non-current)*

SuperGen, Inc.
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Transformational Events 2006: Dacogen NDA approved, Nipent sold, Montigen acquired 2007: Amuvatinib (MP-470) started clinical trials 2009: GSK epigenetics collaboration signed 2010: SGI-110 IND filed 2011: Acquisition of Astex Therapeutics Proposed SuperGen, Inc. 6

Compelling Rationale for Merger SuperGen, Inc. NASDAQ listed oncology company Significant cash reserves and future royalty streams Multiple clinical and preclinical programs Dacogen® royalties from sales in 30 countries Global pharma partnerships and collaborations Strong development and regulatory capability Astex Therapeutics Limited Privately held, Cambridge, UK based biotech company Top tier VC backed, raised £80 M in equity World leading drug discovery platform, PyramidTM Global pharma partnerships and collaborations Significant milestone & royalty revenue (£65 M to date) Multiple clinical and preclinical programs Astex Pharmaceuticals, Inc. Financially strong global leader in innovative drug discovery, development and commercialization in oncology SuperGen, Inc. 7

Why this Transaction? Significantly accelerates SuperGen’s business model Maintain financial strength with existing cash and royalty revenue Five top tier pharma partnerships with nearly $2 B in potential milestone revenue and future royalties A broader clinical pipeline to develop and monetize Industry leading discovery platform to sustain future value creation Provides Astex Therapeutics NASDAQ Listing Access to clinical and regulatory development expertise Access to capital to optimize the future value of drugs in development SuperGen, Inc. 8

Proposed Deal Structure Astex Therapeutics shareholders Issued 35% of the total outstanding equity of SuperGen post deal close Receive $25 M of cash up-front Receive $30 M in deferred payments, in stock or cash over 30 months SuperGen would acquire assets and liabilities of Astex Therapeutics Limited The combined entity would change its name to Astex Pharmaceuticals, Inc, a NASDAQ listed company (ASTX) Definitive agreement announced on April 6, 2011 Anticipated deal closure in July 2011, pending shareholder approval, legal and regulatory review and clearance SuperGen, Inc. 9

Astex Milestones and Financial Position Astex has achieved multiple milestones: 2009: £4.0 M 2010: £4.6 M 2011: £4.3 M (through 3/31/11) Estimated potential gross milestones: 2011: £10.8 M 2012: £15.7 M 2013: £19.8 M Total operating cash of £17.2 M at 12/31/10 Last venture capital-led investment in 2003 SuperGen, Inc. 10

Astex Pharmaceuticals, Inc. - Clinical Pipeline

SuperGen

Program / Mechanism / Indication	Phase I	Phase II	Phase III	Marketed	Owned/Partnered
Dacogen® - Hypomethylator (MDS)					Johnson & Johnson, Eisai
Dacogen® - Hypomethylator (AML)					Johnson & Johnson, Eisai
AT13387 – Hsp90 inhibitor (GIST)					
AT7519 – CDK inhibitor (MM)					NOVARTIS
AT9283 – Aurora/Jak2 inhibitor (MM)					
Amuvatinib/MP470 (SCLC)					
SGI110 – DNMT inhibitor (MDS + AML)					
LEE011 – CDK4 inhibitor					NOVARTIS
AZD5363 - PKB/Akt inhibitor (oncology)					AstraZeneca

SuperGen, Inc. 11

Astex Pharmaceuticals, Inc.

Partnered & Collaborative Preclinical Programs

SuperGen

Compound Name / Mechanism	Discovery	Preclinical	Phase I	Phase II	Partner
All Discovery Obligations Completed					
FGFr inhibitor (oncology)			Progress confidential		Janssen
AZDyyyy - Beta-Secretase inhibitor (Alzheimer's)			Candidate selected		AstraZeneca
Discovery Obligations Ongoing					
Partner targets (oncology)		Multiple discovery milestones achieved			Janssen
Partner targets (multiple therapeutic areas)		Multiple discovery milestones achieved			gsk GlaxoSmithKline
Epigenetic targets (oncology)					gsk GlaxoSmithKline

SuperGen, Inc.

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Astex Pharmaceuticals, Inc. - Post Deal Approval Significant cash, on-going revenues and potential milestones $120 M+ in cash and cash equivalents post deal closure $52-$55 M in projected 2011 Dacogen® royalty revenue Nearly $2 B in partnered product milestones plus royalties Productive top tier pharmaceutical partnerships Johnson & Johnson, Eisai, AstraZeneca, Novartis and GlaxoSmithKline Seven drugs in clinical development, four in or entering Phase II; three partnered with large pharmaceutical companies Global leader in innovative small molecule drug discovery Expertise in epigenetic therapeutics and fragment-based drug discovery Experienced management team & board of directors SuperGen, Inc. 13

Business Model Discover and Develop Novel Drugs to Proof of Concept Targeted, small molecules focused on oncology Internally discovered and developed Establish proof of concept Mechanism of action Clinical benefit in patients with unmet medical need Manage Risk Extensive use of technology in discovery Monetize early, limit costs and development risk Clinical development of de-risked, partnered products SuperGen, Inc. 14

Dacogen® for Injection 15 SuperGen, Inc. Revenue Generating Partnerships: Eisai and Johnson & Johnson Royalties: $52.5 M in 2010 Royalty Guidance 2011: Up to $55 M Approved in more than 29 countries Global 2010 hypomethylator sales exceeded $900 M Phase III elderly AML patient trial outcome reported ASCO Abstract: Overall Survival 7.7 months (Dac) v.s. 5.0 months (TC) Primary Analysis with 82% of events p value= 0.1 Mature Analysis with 92% of events p value = 0.03 Complete Response (CR + CRp) 18% (Dac) v.s. 8% (TC) p=0.001 Adverse Events were consistent with known Dac safety profile U.S. sNDA submitted and EMA submission planned for 2011

Amuvatinib (MP-470) SuperGen, Inc. 16 Proof of Concept Amuvatinib (MP-470)– DNA Repair Suppressor Development Pre-Clinical Phase I Phase II SGI-110– DNMT Inhibitor PIM Kinase Inhibitor Discovery Programs Signal Transduction & DNA Repair Suppression – SCLC

Amuvatinib (MP-470) Profile: Oral multi-targeted TKI TKI against mutant c-Kit, PDGFRa Inhibits DNA double-strand breaks repair Synergistic with DNA damaging chemo agents Clinical Status: Over 180 subjects dosed Completed two Phase 1 studies (122 patients) Good safety profile both as single agent and in combination with different chemotherapy regimens (Platinum, Taxol, and Etoposide) No overlapping toxicity with chemotherapy Good efficacy signal in SCLC and Neuroendocrine tumors in combination with Platinum/Etoposide (VP-16) Decision made to start clinical Proof of Concept (cPOC) Phase II trial 17 SuperGen, Inc.

Evaluable Small Cell and NE Patients 207 NE > 20% growth (PD) Stable Disease (SD) > 30% shrinkage (PR) SuperGen, Inc. 18 100 75 50 25 0 -25 -50 -75 -100 RECIST Partial Response 6/13 evaluable patients* (46%) 318 SC/NE 210 SC/NE 105 NE 313 SC 104 NE 114 NE 208 NE 206 NE 202 SC 108 NE 204 SC 102 NE *Three patients without follow-up tumor measurements were not evaluable.

Small Cell Lung Cancer Patient 202: Extensive stage SCLC with liver mets Heavily previously treated (5 prior regimens): No Response Cisplatin Etoposide x 2 (PD) Carboplatin Etoposide x 3 (SD) Cisplatin Irinotecan x 1 (NE) Carboplatin Taxol Sorafenib x 4 (SD) Genasense x 1 (NE) Amuvatinib + Carboplatin Etoposide X8: Good PR (61% tumor reduction) Cycle 6 RECIST Baseline = 67 Cycle 2 = 35 Cycle 6 = 23* *61% reduction Baseline Cycle 2 19 SuperGen, Inc.

Neuroendocrine Tumor Patient 102 with Extensive liver metastases Two Prior regimens: No Response Carboplatin+Etoposidex4 (SD) Topotecanx2 (PD) Baseline Cycle 2 Cycle 6 RECIST 240 168 40 % from BL -- 30% 86% Treated with: Amuvatinib+ Carboplatin Taxol x7: Excellent PR (86% tumor reduction) 20 SuperGen, Inc.

Amuvatinib (MP-470) Potential Unmet Medical Need: Patients with Small Cell Lung Cancer that are refractory to primary Platinum/Etoposide therapy cPOC ESCAPE Phase II study with 21 to 50 patients will initiate in the second quarter 2011 Ten centers will be participating SuperGen, Inc. 21

SGI-110 SuperGen, Inc. 22 Proof of Concept Amuvatinib (MP-470) – DNA Repair Suppressor Development Pre-Clinical Phase I Phase II SGI-110 – DNMT Inhibitor PIM Kinase Inhibitor Discovery Programs DNA Hypomethylation – MDS, AML, Solid Tumors

SGI-110

SuperGen

Profile:

- Novel second generation hypomethylating agent
- Follow-up to decitabine franchise
- Convenient, once weekly or daily, subcutaneous dosing
- Low volume formulation (100 mg/ml)



Status:

- First-in-human Phase I trial
  - MDS and AML patients
  - Randomized to weekly or daily treatment
- Working with “Stand Up to Cancer” Epigenetics Dream Team

SuperGen, Inc. 23

Dose Escalation Segment: Relapsed or refractory intermediate-2 to high risk MDS or AML Regimen 1 SC Days 1–5 of a 28-day course Regimen 2 Weekly SC x 3 of a 28-day course Dose Expansion Segment: Treatment naïve MDS and elderly AML (> 65 y) will be allowed at the recommended dose and schedule(s) PK Sampling and Correlative Hypomethylation and Gene Expression Studies Escalation to Optimal Biological Effective Dose OR Maximum Tolerated Dose SGI-110 Phase I/II Study Design 24 SuperGen, Inc.

SGI-110 Broad Clinical Potential: Validated and growing markets for hypomethylating agents: Myelodysplastic Syndromes Acute Myeloid Leukemia Potential in solid tumor indications Eisai has Right of First Offer U.S. Composition of Matter Patent Issued April 2010 25 SuperGen, Inc.

Discovery Programs SuperGen, Inc. 26 Proof of Concept Amuvatinib (MP-470) – DNA Repair Suppressor Development Pre-Clinical Phase I Phase II SGI-110 – DNMT Inhibitor PIM Kinase Inhibitor Discovery Programs Stage 0-3 Programs

Balance Sheet & Capital Structure 3/31/11 (In thousands) Cash, Cash Equivalents & Marketable Securities (current & non-current) $129,481 Total Assets $136,239 Stockholders’ Equity $127,266 Debt None Amount Common Stock 60,368 Options 11,530 Warrants None Fully Diluted Shares 71,898 Amount Capital Structure Balance Sheet 27 SuperGen, Inc.

Operational Guidance for 2011 (In millions, except per share data & headcount) SuperGen, Inc. 28 111 97 Headcount 61.0 60.3 Weighted average annual shares outstanding $2.0 $ 1.4 Non-cash stock-based compensation expense $ 0.18 $ 0.19 $ 0.27 Net Income per common share $ 10.9 $ 11.4 $ 16.3 Net income (0.3) (0.3) 0.4 Other income (expense), net 11.2 11.7 15.9 Income from operations 44.3 40.8 37.1 (0.7) (0.7) (0.7) Gain on sale of products 13.0 12.5 9.4 General and administrative 32.0 29.0 28.4 Research and development Operating expenses: 55.5 52.5 53.0 0.5 0.5 0.5 Development and license revenue $ 55.0 $ 52.0 $ 52.5 Royalty revenue High Low 2011 (Range) 2010 (A) As of December 31,

Upcoming Events AACR Data Presentations April 2011 Analyst Day, NY (SuperGen & Astex) April 2011 Dacogen: AML sNDA submitted May 2011 Amuvatinib: Initiate Phase 2 Q2 2011 Amuvatinib Data Presentation: ASCO June 2011 Dacogen Phase III AML Data: ASCO June 2011 SuperGen Annual Shareholders Meeting June 2011 Dacogen: JNJ AML Filing with EMEA 2011 SuperGen, Inc. 29

Investment Highlights

SuperGen®

- **Strong Financial Position**
  - $129.5 M* as of 3/31/11
  - $52.5 M Dacogen® Royalties in 2010
- **Established Partnerships**
  - Eisai: Dacogen North America
  - Johnson & Johnson: Dacogen ROW
  - GlaxoSmithKline: Discovery & Development



SuperGen
SUPG
NASDAQ
LISTED

- **Novel, Targeted & Proprietary Pipeline**
  - DNA repair suppressor in Phase 1b trials
  - Second generation hypomethylator in Phase 1 trial
- **Innovative Discovery Process**
  - Proprietary discovery platform
  - Sustainable, novel and diverse pipeline for development and partnering
- **Proven Track Record**
  - Commercial: Marketed products, Dacogen and Nipent®
  - R&D: Dacogen NDA; 2 clinical stage products
  - Financial: Profitable 2007, 2009, 2010 and debt-free

** unrestricted cash, cash equivalents and marketable securities (current & non-current)*

SuperGen, Inc. 30

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